Exhibit 10.10

                                 PROMISSORY NOTE

$268,665.00                                                    Las Vegas, Nevada

FOR VALUE RECEIVED, Crest View Inc. (hereinafter referred to as "Maker"), promises to pay to the order of Anthony Conforti (hereinafter referred to as "Holder"), PO Box 4970, Albuquerque, NM 87196, or at such other address as
Holder may designate in writing, the principal sum of Two Hundred Sixty Eight Thousand Six Hundred Sixty Five ($268,665.00) until paid, at the rate six percent (6%) per annum.

The principal amount of the note shall be due and payable on or before September 18, 2002.

Should the amount owing on this note not be paid when due, the entire unpaid principal sum evidenced by this Note will, without notice to the Maker, become due and payable.

Maker hereby waives presentment of payment, protect and demand, notice of protest, demand and dishonor and nonpayment of this Note, and consents that the holder may extend the time of payment or otherwise modify the terms of payment or any part or whole of the indebtedness evidenced by this Note as the request of any other person liable hereon, and consent shall not alter nor diminish the liability of any party hereunder.

Maker may repay the indebtedness evidenced hereby in whole or in part from time to time without premium or penalty.

As used herein, Holder shall include any subsequent holder of this Note. Maker shall have no right to assign this Note without the consent of Holder, and in no event shall any assignment of this Note by Maker act to release maker from any obligations hereunder unless such release is evidenced in writing by Holder.

This Note shall be governed by the laws of the State of Nevada.

Witness the hand of the undersigned this 18th day of September, 2001.


                                       Crest View Inc.



                                       By:          /s/ John C. Francis
                                          --------------------------------------
                                                      John C. Francis
                                          Vice President/Chief Financial Officer